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                      FIRST AMENDMENT TO LOAN AGREEMENT AND
                  CONFIRMATION OF PLEDGE AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED RESIDUAL INTEREST IN SECURITIZED ASSETS REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is dated as of June 29, 1999, by and among Onyx Acceptance Corporation, a California corporation (the "Company"), and State Street Bank and Trust Company ("State Street"), BankBoston N.A. ("BankBoston") and The Travelers Insurance Company ("Travelers"). State Street, BankBoston and Travelers are sometimes herein collectively referred to as the "Lenders" and each individually a "Lender". State Street in its capacity as agent for the Lenders hereunder is sometimes herein referred to as the "Agent". This Amendment amends certain provisions of (i) that certain Amended and Restated Residual Interest in Securitized Assets Revolving Credit and Term Loan Agreement dated as of June 12, 1998 by and among the Company, the Lenders and the Agent (as amended by and through the date of this First Amendment, the "Loan Agreement") and (ii) that certain Amended and Restated Pledge and Security Agreement dated June 12, 1998 by and between the Company, the Lenders and the Agent (the "Pledge Agreement"). Capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Loan Agreement.

                                   BACKGROUND

         The Company and the Lenders have agreed to add Onyx Acceptance Grantor Trust 1997-4 ("OAGT-1997-4"), Onyx Acceptance Owner Trust 1998-A ("OAOT 1998-A") and Onyx Acceptance Owner Trust 1998-C ("OAOT 1998-C") as Eligible Securitization Transactions, as such term is used in the Loan Agreement, for the purpose of enabling the Company to include OAGT 1997-4, OAOT 1998-A and OAOT 1998-C in the Borrowing Base and thereby add to availability thereunder and to delete OAGT 1995-1 from the Borrowing Base, subject to the terms and conditions set forth below.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Agent, and the Lenders hereby agree as follows:

         1. Amendments to Loan Agreement.

         (a) Section 1.2(a) of the Loan Agreement (Establishment of Line of Credit) is amended by (i) adding "OAGT 1997-4, OAOT 1998-A and OAOT 1998-C" to and (ii) deleting "OAGT 1995-1" from, the list of Eligible Securitization Transactions that are included in the Borrowing Base.


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         (b) Section 1.9(d) of the Loan Agreement (Security) is amended by inserting "OAGT 1997-4, OAOT 1998-A and OAOT 1998-C" to the lists of Pledged Certificates and Spread Account Trust Agreements, as applicable, appearing therein.

         (c) (i) Section 9 of the Loan Agreement (Definitions) is amended by inserting the date March 2, 1998 in the definition of BayView Loan Sale Agreement.

             (ii) Section 9 of the Loan Agreement is further amended by adding "Onyx Acceptance Grantor Trust 1997-4, Onyx Acceptance Owner Trust 1998-A, and Onyx Acceptance Owner Trust 1998-C" to the definition of "Eligible Securitization Transactions".

             (iii) Section 9 of the Loan Agreement is further amended by adding "1997-4 Spread Account Trust" to the definition of Spread Account Trust(s) appearing therein.

         2. Amendments to Amended and Restated Pledge and Security Agreement ("Pledge Agreement").

         (a) Section 2 of the Pledge Agreement (Security Interest) is hereby amended by adding "Onyx Acceptance Grantor Trust 1997-4 (OAGT 1997-4), Onyx Acceptance Owner Trust 1998-A (OAOT 1998-A) and Onyx Acceptance Owner Trust 1998-C (OAOT 1998-C)" to the list of securitization transactions appearing in paragraph (B) thereof.

         (b) Section 2 of the Pledge Agreement is further amended by inserting "OAGT 1997-4, OAOT 1998-A and OAOT 1998-C" in the definition of Pledged Certificates appearing therein.

         (c) Section 2 of the Pledge Agreement is further amended by adding the following to the definition of "Excluded Assets" appearing therein:

                  "Excluded Assets shall also include Account No. 21217 maintained by Bankers Trust Company, 4 Albany Street, New York, New York 10006 and entitled "1996-3 Spread Account Trust pursuant to the 1996-3 Spread Account Trust Agreement dated as of September 17, 1996 between Onyx Acceptance Financial Corporation, as Depositor, and Bankers Trust [Delaware] as Trustee, subject to security interest of Capital Markets Assurance Corporation"; Account No. 21879 maintained by Bankers Trust Company, 4 Albany Street, New York, New York 10006 and entitled "1996-4 Spread Account Trust pursuant to the 1996-4 Spread Account Trust Agreement dated as of December 23, 1996 between Onyx Acceptance Financial Corporation, as Depositor, and Bankers Trust [Delaware] as Trustee, subject to security interest of Capital Markets Assurance Corporation"; and Account No. 24609 maintained by Bankers Trust Company, 4 Albany Street, New York, New York 10006 and entitled "1997-4 Spread


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         Account Trust pursuant to the 1997-4 Spread Account Trust Agreement dated as of December 12, 1997 between Onyx Acceptance Financial Corporation, as Depositor, and Bankers Trust [Delaware] as Trustee, subject to security interest of Capital Markets Assurance Corporation"".

         (d) Section 2 of the Pledge Agreement is further amended by adding the number "25303" in the blank appearing in the reference to the account maintained by Bankers Trust Company for the 1998-1 Spread Account Trust appearing in the definition of Excluded Assets therein.

         3. Amendment to Schedules to Pledge Agreement.

         Schedule II to the Pledge Agreement is hereby amended by adding the entries "Limited Beneficial Certificate issued under Onyx Acceptance Grantor Trust 1997-4, and Residual Interest Certificates issued under Onyx Acceptance Owner Trust 1998-A, and Onyx Acceptance Owner Trust 1998-C" thereto.

         4. Confirmation of Representations and Warranties in Loan Agreement and Security Documents.

         The Company, by execution of this Amendment, certifies to the Agent and each of the Lenders that each of the representations and warranties set forth in the Loan Agreement, the Security Documents and the other Loan Documents and the schedules to each of the Loan Documents are true and correct as of the date hereof, except to the extent such representations and warranties or schedules expressly relate to an earlier date, and except with respect to non-material changes made to the warehouse facility sections described in Schedule 3.28 which have been previously reviewed with the Agent, as if fully set forth in this Amendment and that, as of the date hereof, no Default or Event of Default has occurred and is continuing under the Loan Agreement, any other Loan Document or any Eligible Securitization Transaction Document. The Company acknowledges and agrees that this Amendment shall become a part of the Loan Agreement and shall be a Loan Document.

         5. Conditions Precedent.

         Prior to or concurrently with the execution by the Agent and the Lenders of this Amendment, and as a condition to the obligation of the Lenders to make Loans for the account of the Company in respect of availability generated by OAGT 1997-4, OAOT 1998-A and OAOT 1998-C on and after the date hereof:

         (a) The Company shall have delivered to the Agent all Required Information with respect to OAGT 1997-4, OAOT 1998-A and OAOT 1998-C;


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         (b) The Company shall have delivered to the Agent copies of irrevocable payment directives from the Company to the OAGT 1997-4 spread account trustee, the OAOT 1998-A owner trustee and the OAOT 1998-C owner trustee directing such trustees to release proceeds relating to the applicable account solely to the Blocked Account;

         (c) The Company shall have delivered to the Agent, to be held by the Agent as a Pledged Certificate under the Pledge Agreement, the (i) Spread Account Trust 1997-4 Limited Beneficial Certificate, (ii) the 1998-A Residual Interest Certificate, and (iii) the 1998-C Residual Interest Certificate issued to the Company in connection therewith, together with duly executed certificate assignments relating thereto, and copies of the authentication order executed by Onyx Acceptance Funding Corporation or Onyx Acceptance Financial Corporation (as applicable), if any, in connection therewith;

         (d) The Company shall have obtained a written agreement from Merrill Lynch pursuant to which Merrill Lynch agrees to promptly file UCC termination statements relating to its security interest in OAGT 1997-4 following the release of OAGT 1997-4 from Merrill Lynch=s residual financing facility;

         (e) The Company shall have delivered executed UCC amendments reflecting the addition of OAGT 1997-4, OAOT 1998-A and OAOT 1998-C as Eligible Securitization Transactions; and

         (f) The Company shall deliver to the Agent such other instruments, certificates or documents as the Lenders may reasonably request, each of which shall be in form and substance satisfactory to the Agent and the Lenders for the purposes of implementing or effectuating the provisions of the Loan Agreement, as amended hereby.

         6. Conditions to Lending; Compliance with Loan Documents, etc.

         The Company hereby represents and warrants to the Agent and the Lenders that all of the conditions precedent to lending specified in Section 4 of the Loan Agreement have been and continue to be satisfied as of the date hereof. Without limiting the generality of the foregoing, the Company hereby confirms that (a) the Company is in compliance with all of the terms and provisions set forth in the Loan Agreement, the Security Documents and each of the other Loan Documents, as amended hereby, on its part to be observed or performed on or prior to the date hereof; (b) without limiting the foregoing, no Default or Event of Default has occurred and is continuing; and (c) since December 31, 1998 there has been no material adverse change in the assets or liabilities or in the financial or other condition of the Company.


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         7. Confirmation of Security Documents; Counterparts; Governing Law.

         Except to the extent specifically amended hereby, the Loan Agreement, each of the Security Documents and all other Loan Documents shall be unaffected hereby and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all the counterparts shall together constitute one instrument. This Amendment shall be governed by the internal laws of The Commonwealth of Massachusetts (without reference to conflicts of law principles) and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Company shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this Amendment.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a sealed instrument as of the day of June, 1999.

                                     ONYX ACCEPTANCE CORPORATION


                                     By:
                                        ----------------------------------------
                                                                         (Title)

                                     STATE STREET BANK AND TRUST COMPANY,
                                     INDIVIDUALLY AND AS AGENT


                                     By:
                                        ----------------------------------------
                                                                         (Title)

                                     BANKBOSTON N.A.


                                     By:
                                        ----------------------------------------
                                                                         (Title)

                                     THE TRAVELERS INSURANCE COMPANY


                                     By:
                                        ----------------------------------------
                                                                         (Title)


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